Exhibit 10.2

Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT TO ASSET PURCHASE and LICENSE AGREEMENT
This AMENDMENT TO ASSET PURCHASE and LICENSE AGREEMENT (this "Amendment") is entered into effective upon the date of last signature (the "Amendment Effective Date"), by and between:
DIAMOND ANIMAL HEALTH, INC., an Iowa Corporation having its place of business at 2538 S.E. 43rd Street, Des Moines, Iowa, 50317 (hereafter collectively referred to as "Diamond"); and
ELI LILLY AND COMPANY, a company registered in Indiana having its registered office at 2500 Innovation Way, Greenfield, Indiana 46140-9163 USA on behalf of its operating subsidiary Elanco Animal Health division and, and its Affiliates (hereafter collectively referred to as "Elanco").
Each a "Party" and together the "Parties".
RECITALS

A.
WHEREAS, Diamond and Elanco entered into that certain Asset Purchase and License Agreement, dated June 17, 2013 in connection with the sale and license back of, among other things, certain biological assets used in the manufacture of vaccine products (the "Agreement").

B.	WHEREAS, capitalized terms in this Amendment refer to defined terms in the Agreement.

C.
WHEREAS, pursuant to its authority set forth in the Agreement, on December 15, 2014, the Steering committee approved an amendment to a Contract Manufacturing Agreement between Diamond and [***] whereby Diamond would manufacture certain Defined Products in Central America and South America.

D.	WHEREAS, South America (with respect to Cattle Vaccine Products) were not countries originally designated in a Segment in the existing the Agreement.

E.	WHEREAS, pursuant to Section 4.2 of the Agreement, the Steering committee does not have the right, power or authority to amend the Agreement.

F.	WHEREAS, Diamond and Elanco desire to formally amend the Agreement to define new Segments to accommodate the amendment to the [***] Agreement as approved by the Steering committee.
NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Section 2.2(b) of the Agreement is hereby amended by restating vi) and vii) as follows and by appending the following new subsections viii) and ix) to the end of Section 2.2(b):

"vi) Cattle vaccine products for sale in South Africa;
vii)    Feline vaccine products as listed in Exhibit 9;
viii)    Cattle vaccine products for sale in South America (excluding Brazil); and
ix)    Cattle vaccine products for sale in Central America."

2.	Section 2.4 of the Agreement is hereby amended by appending a new final sentence to the Section as follows:
"For clarity, Elanco shall receive full credit for the doses of vaccine sold as a result of this March 2015 Amendment to expand sales geographies licensed under Section 2.2, and credited toward Elanco's contribution to the vaccine plant throughput.

3.	Effective as of the Amendment Effective Date, Exhibit 5 to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit 5 attached hereto.

4.	Effective as of the Amendment Effective Date, Exhibit 6 to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit 6 attached hereto.

5.
Except as set forth above, all other terms and conditions of the Agreement will remain in full force and effect. On and after the Amendment Effective Date, any reference to the Agreement shall mean the Agreement as amended by this Amendment. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will govern.

AMENDMENT TO ASSET PURCHASE and LICENSE AGREEMENT EXECUTED
Signed on behalf of    )
Eli Lilly and Company, operating through its )
Elanco Animal Health division    )
by an authorized officer:    )

[***]

Signature of Authorized Officer

[***]

Name of Authorized Officer (please print)

June 30, 2015

Date Signed

)
)
)
Signed on behalf of
Diamond Animal Health, Inc. by an authorized officer:

[***]

Signature of Authorized Officer

[***]

Name of Authorized Officer (please print)

July 6, 2015

Date Signed

EXHIBIT 5
LIST OF DEFINED THIRD PARTIES AND DEFINED PRODUCTS SOURCED BY EACH DEFINED THIRD PARTY

EXHIBIT 6
DISTRIBUTION AGREEMENTS BETWEEN DIAMOND AND DEFINED THIRD PARTIES
INVOLVING CATTLE VACCINE PRODUCTS IN EFFECT AS OF THE EFFECTIVE DATE

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